Exhibit 99.1

June 2026 Investor Presentation

2 This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our most recent Form 10 - K as updated by any subsequent Form 10 - Q filings . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Forward Looking Statements

3 Purpose - Built Executive Team Highly experienced executive team with deep expertise in oncology, neurology and rare disease drug development and public company transformation Rapidly Executing a New Corporate Strategy Refocused the company into high - unmet - need in oncology or neurology markets with strong commercial viability Focused on Value Generation Targeting novel, differentiated assets addressing indications with high unmet needs, efficient development pathways and clear milestones $22.5 Million Financing Enables Strategic Pivot Provides validation to our strategy from leading healthcare investors and will enable us to acquire differentiated, clinical - stage assets with identifiable near - term value - inflection catalysts Formal asset search underway targeting high - value preclinical / clinical - stage programs Focused on established markets with clear regulatory pathways and limited treatment options Legacy programs being positioned for out - licensing to unlock potential non - dilutive upside Lean operating structure designed for capital - efficient development Targeting assets with strong biological rationale, differentiated profiles and near - term catalysts Company Highlights 3

4 The CNS Executive Team Rami Levin, MBA President & CEO 30 years of global leadership experience across oncology, CNS, rare diseases, endocrinology, and cell and gene therapy, with a proven track record of scaling organizations, advancing late - stage clinical programs, and driving transformative value creation. Eric Faulkner, MSc, MBA Chief Technology Officer Over 30 years of global biotechnology leadership across technical operations, CMC, product launch and commercialization, with deep experience advancing programs from development through regulatory approval and market launch. Lynne Kelley, MD, FACS Chief Medical Officer Over 20 years of clinical and regulatory leadership experience, guiding late - stage development programs through IND, NDA and PMA submissions, presenting to FDA advisory committees, and securing key regulatory designations across oncology and medical device platforms. Steve O’Loughlin Chief Financial Officer 20 years of corporate finance, capital markets and business development experience in the biopharmaceutical industry, with a proven track record of executing strategic transactions, securing significant non - dilutive partnerships, and supporting public company growth. Dylan Wenke, MBA Chief Business Officer Corporate development executive with deep experience originating and executing high - value licensing and strategic transactions, supporting portfolio expansion and capital formation in emerging biotech companies.

5 Rapid Execution with Key Building Blocks in Place Appointed CEO, Rami Levin Commenced pipeline analysis Announced new corporate strategy Closed $22.5 million financing Top Performing PIPE for the First Half of 2026 Appointed CFO, CTO, CMO & CBO Accomplished executive team with specific & relevant experience Strategic pivot to be built around innovative assets Targeting high - value indications with unmet needs Committed to data - driven, capital efficient value creation Asset Acquisition Asset Evaluation May March January 2026 Asset Development Positive Market Reaction to Recent Strategic Pivots CNS’s New Focus Capital to Execute Asset Acquisition Strategy Secured 1 1. Based on Management’s Current Expectations

6 Outcome of Comprehensive Strategic Review Independent Analysis Across Clinical, Commercial and Capital Dimensions Underscores Need for a Disciplined Reset Legacy Pipeline Review Strong scientific merit, but GBM focus not aligned with long - term growth strategy Encouraging clinical activity in recurrent GBM supports continued development TPI 287: Advanced through randomized Phase 2 evaluation, generating meaningful data in a historically difficult indication Berubicin: Exploring out - licensing opportunities for legacy assets to advance their development Outcome of Review Defines Strategic Path Forward Executing a disciplined path forward, leveraging newly assembled executive team’s deep expertise across clinical development to identify and advance potential high - value asset Redirect corporate focus toward larger, high - value oncology or neurology markets

7 Disciplined Asset Acquisition Strategy to Unlock Value Clear Selection Criteria Process Capitalizing on Favorable Environment Broad Target Universe Searching Globally • Large Pharma • Biotechnology • Venture - backed assets • Underfunded clinical - stage programs • Shelved/deprioritized assets • Distressed or restructuring • High quality assets facing funding constraints • Strategic reprioritizations creating shelved programs • Increased need and willingness to transact across the sector • Biological rationale • Scientific validation • Regulatory strategy defined • Commercial opportunity • Best - in - Class Potential Focused on Acquiring Assets with a Clear and Actionable Development Pathway in Oncology or Neurology with Value Generating Catalysts Within the Next 12 Months

8 Focusing on Oncology or Neurology Targeting Therapeutic Areas with Proven Investor Interest and Commercial Success, Capitalizing on the Experience of our New Executive Team Oncology Largest and most active sector in biotechnology • Global oncology therapeutics market projected to exceed $400B over the next decade 1 • Oncology represents the largest share of biotech R&D pipeline • Broad target diversity with clearly defined clinical benchmarks for success and accelerated regulatory pathways • Precision medicine enabling differentiated therapies in defined patient populations Neurology Large, growing markets with significant unmet medical need • Global neurological therapeutics market exceeds $138B and continues to expand 2 • Diseases of aging driving increased prevalence of neurodegenerative disease • Advancing biology and regulatory clarity enabling new treatment approaches • Significant commercial portfolio of branded products facing LOE by 2030 1. Nova One Advisor. Oncology Drugs Market Size, Share & Trends Analysis Report. Available at: https://www.novaoneadvisor.com/re por t/oncology - drugs - market 2. Grand View Research. Central Nervous System Therapeutics Market Size, Share & Trends Analysis Report. Available at: https://www.grandviewresearch.com/industry - analysis/central - nervous - system - cns - therapeutic - market

9 Positioned for Rapid Execution Integrating Diligence & Operational Planning Near Term Inflection Catalyst Cohesive Leadership Team Leveraging functional expertise to drive value Biological Risk Mapping Validate scientific rationale and mechanism of action to ensure best - in - class potential CMC & Technical Readiness Evaluate technical operations and established CMC early to remove manufacturing hurdles before acquisition Clinical & Regulatory Mapping Map late - stage development and FDA pathways during diligence to ensure clear clinical benchmarks Strategic Asset Acquisition Compressed Development Cycle Value Inflection Catalyst Execute on underfunded or shelved clinical - stage programs with actionable development pathways Utilize lean operating structures and expert leadership to accelerate program milestones Deliver a meaningful clinical or regulatory milestone within 12 months of acquisition 12 By Month Day 1

10 Why CNSP, Why Now. Unique Opportunity to Participate in a Public Biotech Strategic Pivot New Executive Team with Proven Execution Purpose - built executive team with deep expertise across neurology, oncology and rare disease development Strategic Pivot Underway Comprehensive review defining a disciplined path forward focused on higher - value opportunities Disciplined Asset Acquisition Strategy Targeting large, high - growth markets with structured search underway to identify differentiated asset in oncology or neurology $22.5 Million Financing From leading healthcare investors validates strategic pivot and provides sufficient capital to execute 1 1. Based on Management’s Current Expectations

Clean, Shareholder-Aligned Capital Structure

May 2026 Private Placement Significantly Enhances Financial Position, Resulting in a Pro Forma Fully Diluted Market Capitalization of ~$50.7 Million

Shares	Amount	Notes
Common stock outstanding	1,461,449	As of June 30, 2026[1]
Pre-funded warrants	9,143,479	$0.001 exercise price; issued in the May 2026 PIPE[2]
Common + pre-funded warrants	**10,604,928**	Excludes other outstanding options and warrants[1]
Pro Forma Market Cap on a Fully Exercised Basis	**~$50.7 Million**	**As of June 30, 2026[3]**

MAY 2026 PRIVATE PLACEMENT TERMS

- 650,000 common shares at $2.30 and 9,143,479 pre-funded warrants at $2.299 — gross proceeds of ~$22.5 million[2]
- Closed May 5, 2026, with participation from ADAR1 Capital, Ikarian Capital, Stonepine Capital Management and Nazare Partners[2]

STRUCTURED FOR ALIGNMENT

No Debt, Preferred or Convertible Securities

Clean capital structure ensures capital to be invested in asset in-licensing and development to enable strategic pivot and value creation

Issuance Discipline

Restrictions on additional equity issuance post-closing and on variable-rate financings for one-year[2]

Concentration Limits

Warrant exercises subject to 4.99% / 9.99% beneficial ownership caps[2]

1. Per resale registration statement; excludes pre-funded warrants and other exercisable or issuable instruments. Figures are unaudited.
2. Per Company announcements and SEC filings related to the May 2026 private placement
3. Based on closing price of CNSP on June 30, 2026, assuming exercise of all pre-funded warrants, figure is subject to change and should be confirmed

CNS Pharmaceuticals

11

Investor Relations: JTC Team cnsp@jtcir.com